UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 18, 2013

SEALY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-08738	36-3284147
(State or other jurisdiction of incorporation)	(Commission File Numbers)	(IRS Employer Identification No.)

Sealy Drive, One Office Parkway Trinity, North Carolina 27370

(Address of Principal Executive Offices, including Zip Code)

(336) 861-3500

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registration under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01.             Other Events.

On March 18, 2013, Sealy Corporation (the “Company”) and Tempur-Pedic International Inc. (“Parent”) issued a joint press release announcing the completion of the merger of Silver Lightning Merger Company (“Merger Sub”), a wholly-owned subsidiary of Parent, with and into the Company (the “Merger”), pursuant to an Agreement and Plan of Merger, dated as of September 26, 2012, by and among Parent, Merger Sub and the Company.  A copy of the joint press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.             Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed with this Form 8-K:

Exhibit No.	Description

99.1	Joint Press Release dated March 18, 2013 titled “Tempur-Pedic Completes Acquisition of Sealy — Unveils Tempur Sealy International, Inc. as Planned New Corporate Name”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEALY CORPORATION

Date: March 18, 2013

	By:	/s/ Michael Q. Murray
Name: Michael Q. Murray
Title: Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Joint Press Release dated March 18, 2013 titled “Tempur-Pedic Completes Acquisition of Sealy — Unveils Tempur Sealy International, Inc. as Planned New Corporate Name”